                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

    ------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 13, 2005

                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                  1-12955                    22-3498615
(State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)           File Number)           Identification Number)

50 WEST STATE STREET, TRENTON, NEW JERSEY                          08608
 (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (609) 396-2200

                                 NOT APPLICABLE
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
[ ]     Soliciting material pursuant to rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On June 13, 2005, Journal Register Company announced that Joseph W. Pooler, the
Company's recently-appointed principal financial officer, had stepped down from his position by mutual agreement with the Company.

Jean B. Clifton, the Company's President and Chief Operating Officer and
formerly the Company's Chief Financial Officer, will assume the role of principal financial officer until the Company names a replacement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits

99.1   Text of press release issued by Journal Register Company, dated June 13,
       2005, titled "Journal Register Company Chief Financial Officer Steps
       Down."

                                      -2-

                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      JOURNAL REGISTER COMPANY

Date:  June 13, 2005                  By: /s/ Jean B. Clifton
                                          -------------------
                                          Jean B. Clifton
                                          President and Chief Operating Officer

                                      -3-

                                  Exhibit Index
                                  -------------

Exhibit   Description
-------   -----------

99.1      Text of press release issued by Journal Register Company, dated June
          13, 2005, titled "Journal Register Company Chief Financial Officer
          Steps Down."